Exhibit 10.158


                               AMENDMENT NUMBER 1
                                       TO
                               EXCHANGE AGREEMENT


         THIS AMENDMENT NUMBER 1 TO EXCHANGE AGREEMENT (this "Amendment") is made on the 30th day of March, 2006, by and between Commodore Applied Technologies, Inc., a Delaware corporation with its principal executive offices located at 150 East 58th Street, Suite 3238, New York, New York 10155 (the "Company") and The Shaar Fund, Ltd. ("Shaar").

                                   WITNESSETH:

         WHEREAS, Shaar and the Company entered into an Exchange Agreement dated as of December 28, 2005 (the "Exchange Agreement"); and

         WHEREAS, Shaar and the Company wish to amend the Exchange Agreement in accordance with the terms of this Amendment Number 1.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. The Exchange Agreement is hereby amended by revising the second "WHEREAS" clause to read as follows:

         WHEREAS, in April 2005, Shaar exchanged all of its Old Preferred Stock (including all accrued and unpaid dividends thereon) for 395,302 shares of the Company's Series I Convertible Preferred Stock, par value $0.001 per share (the "Series I Preferred Shares")

         2. The  Exchange  Agreement  is  hereby  amended  to add the  following
Article XV:

                                       XV
                                 EFFECTIVE DATE

         To the extent legally permissible (including, but not limited to, the rules and regulation of the Securities and Exchange Commission), this Agreement shall be deemed to be effective as of October 1, 2005 and the parties shall treat the transactions described herein as being effective as of such date.

         2. The foregoing amendment shall not affect any other term or provision of the Exchange Agreement, which Exchange Agreement, as amended hereby, shall continue in full force and effect and is hereby confirmed and approved by the parties.

                            [SIGNATURE PAGE FOLLOWS]

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

         In Witness Whereof, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.


                                    COMMODORE APPLIED TECHNOLOGIES, INC.



                                    By: /s/ James M. DeAngelis
                                        ----------------------
                                    Name:  James M. DeAngelis
                                    Title: Chief Financial Officer


                                    THE SHAAR FUND, LTD.

                                            By: SS&C Fund Services BVI

                                            By: /s/ Maarten Roberts
                                                -------------------
                                            Name: Maarten Robberts
                                            Title: Director


                                            By: /s/ Peter Ijsseling
                                                -------------------
                                            Name: Peter Ijsseling
                                            Title: Director


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